                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.
                         ------------------------------


              Name                                                        State of Incorporation/Organization
              ----                                                        -----------------------------------
Agri-Products, Inc.                                                       Arkansas
Bluefield Beverage Company                                                Ohio
Country Oven, Inc.                                                        Ohio
Dillon Companies, Inc.                                                    Kansas
  Also Doing Business As:
  Dillon Food Stores                                                      N/A*
  Dillon Stores Division, Inc.                                            N/A*
  GHC Merchandise Distribution, Inc.                                      N/A*
  Gerbes Supermarkets                                                     N/A*
  King Soopers, Inc.                                                      N/A*
  Sav-Mor                                                                 N/A*
Drug Distributors, Inc.                                                   Indiana
Embassy International, Inc.                                               Ohio
Ft. Wayne Food Stores, Inc.                                               Ohio
Henke & Pillot, Inc.                                                      Texas
Henpil, Inc.                                                              Texas
  (Subsidiary of Rocket Newco, Inc.)
Inter-American Foods, Inc.                                                Ohio
J.V. Distributing, Inc.                                                   Michigan
Jobsite Holdings, Inc.
Jubilee Products, Inc.                                                    Ohio
KRGP Inc.                                                                 Ohio
KRLP Inc.                                                                 Ohio
The Kroger Co. of Michigan                                                Michigan
  Also Doing Business As:
  The Apple Orchard Fruit Market                                          N/A*
  Bi-Lo Discount Foods                                                    N/A*
  Michigan Dairy                                                          N/A*
  World of Videos, Movies and Munch More                                  N/A*
Kroger Dedicated Logistics Co.                                            Ohio
Kroger Limited Partnership I                                              Ohio (limited partnership)
  Also Doing Business As:
  Kentucky Distribution Center                                            N/A*
  Kroger Kare Home Infusion                                               N/A*
  The Pet Food Super Center                                               N/A*
  The Petfood Place                                                       N/A*
  Peyton's Southeastern                                                   N/A*
  Peyton's Southeastern, Inc.                                             N/A*
Kroger Limited Partnership II                                             Ohio (limited partnership)
  Also Doing Business As:
  Country Oven Bakery                                                     N/A*
  Crossroad Farms Dairy                                                   N/A*
  Delight Products Company                                                N/A*
  Heritage Farms Dairy                                                    N/A*
  Indianapolis Bakery                                                     N/A*
  K. B. Specialty Foods                                                   N/A*
  Kenlake Foods                                                           N/A*

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.


              Name                                                        State of Incorporation/Organization
              ----                                                        -----------------------------------
  Memphis Bakery                                                          N/A*
  Pace Dairy of Indiana                                                   N/A*
  Peyton's                                                                N/A*
  Peyton's Mid-South Company                                              N/A*
  Peyton's Northern                                                       N/A*
  Winchester Farms Dairy                                                  N/A*
Kroger Management Co.                                                     Michigan
MANUCO Incorporated                                                       Ohio
Nine Holdings, Inc.                                                       Delaware
One Holdings, Inc.                                                        Delaware
  Also Doing Business As:
  Seven Holdings, Inc.                                                    N/A*
Pace Dairy Foods Company                                                  Ohio
Peyton's-Southeastern, Inc.                                               Tennessee
  Also Doing Business As:
  Supermarket Merchandisers Co.                                           N/A*
Pontiac Foods, Inc.                                                       South Carolina
Rocket Newco, Inc.                                                        Texas
Southern Ice Cream Specialties, Inc.                                      Ohio
Ten Holdings, Inc.                                                        Delaware
Topvalco, Inc.                                                            Ohio
Two Holdings, Inc.                                                        Delaware
Vine Court Assurance Incorporated                                         Vermont
Wydiv, Inc.                                                               Texas
  (Subsidiary of Rocket Newco, Inc.)

                     Subsidiaries of Dillon Companies, Inc.

              Name                                                        State of Incorporation/Organization
              ----                                                        -----------------------------------

City Market, Inc.                                                         Colorado
  Also Doing Business As:
  Circle Super                                                            N/A*
Dillon Real Estate Co., Inc.                                              Kansas
Fry's Food Stores, Inc.                                                   California
Fry's Food Stores of Arizona, Inc.                                        California
  (Subsidiary of Fry's Food Stores, Inc.)
Fry's Leasing Company, Inc.                                               Arizona
  (Subsidiary of Fry's Food Stores of Arizona, Inc.)
Jackson Ice Cream Co., Inc.                                               Kansas
  Also Doing Business As:
  Jackson & Company                                                       N/A*
Jero, Inc.                                                                Wyoming
  (Subsidiary of Mini Mart, Inc.)
Junior Food Stores of West Florida, Inc.                                  Florida
  Also Doing Business As:
  Tom Thumb Food Stores                                                   N/A*
Kwik Shop, Inc.                                                           Kansas

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.

                     Subsidiaries of Dillon Companies, Inc.

              Name                                                        State of Incorporation/Organization
              ----                                                        -----------------------------------
Mini Mart, Inc.                                                           Wyoming
  Also Doing Business As:
  Loaf 'N Jug, Inc.                                                       N/A*
Quik Stop Markets, Inc.                                                   California
THGP Co., Inc.                                                            Pennsylvania
THLP Co., Inc.                                                            Pennsylvania
Turkey Hill, L.P.                                                         Pennsylvania (limited partnership)
  Also Doing Business As:
  Turkey Hill Dairy, Inc.                                                 N/A*
  Turkey Hill Minit Markets                                               N/A*
Wells Aircraft, Inc.                                                      Kansas
  (Subsidiary of Dillon Real Estate Co., Inc.)

* Not Incorporated - Constitutes an assumed and/or fictitious name.